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                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Amendment No. 5 to Form S-4 of AAi. FosterGrant, Inc. of our report dated December 30, 1997, relating to the consolidated financial statements of Foster Grant Group LP, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ PRICEWATERHOUSECOOPERS LLP
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PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
November 11, 1998